UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.___)

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under §240.14a-12

CASTLE BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 CASTLE BIOSCIENCES INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET You invested in CASTLE BIOSCIENCES INC. and it’s time to vote! THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 10, 2021. You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 10, 2021 11:00 a.m. (Local Time) San Luis Resort, Spa and Conference Center 5222 Seawall Boulevard Galveston, Texas 77551 Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. Directions to the meeting location can be found at www.CastleBiosciences.com. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D48870-P51117

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D48871-P51117 01) Mara G. Aspinall 02) Daniel M. Bradbury 1. The election of two Class II directors to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees: 2. To ratify the selection of KPMG LLP by the Audit Committee of the Board of Directors as our independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: The proxies may vote in their discretion upon any other business that may properly come before the meeting or any adjournment thereof. For For